UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21676

Eaton Vance Tax-Managed Buy-Write Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders

Semiannual Report June 30, 2008

EATON VANCE
TAX-MANAGED
BUY-WRITE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

INVESTMENT UPDATE

Walter A. Row, CFA Eaton Vance Management Co-Portfolio Manager

Thomas Seto Parametric Portfolio Associates LLC Co-Portfolio Manager

Ronald M. Egalka Rampart Investment Management Co-Portfolio Manager

David Stein, Ph.D. Parametric Portfolio Associates LLC Co-Portfolio Manager

Economic and Market Conditions

•                  Equity markets remained challenging during the first half of the year, as concerns surrounding ailing credit markets, elevated commodity prices and a slowing global economy failed to abate. The equity markets suffered their worst quarterly loss in more than five years in the first quarter of 2008. The second quarter remained difficult, as investors dealt with ongoing turmoil in the financial and housing markets, creeping inflation and a continuing global economic slowdown. Major indices registered declines in the first half of the year, and the S&P 500 Index – a common gauge of U.S. domestic markets – lost 11.9% during the period. In this environment, small-cap stocks continued to lead large-cap stocks, and growth stocks outpaced their value counterparts.

•                  The S&P 500 Index’s sector performance varied widely during the period, with commodity-linked energy and materials sectors faring the best and registering the Index’s only positive sector returns. The weakest-performing sectors were financials, telecommunication services and industrials. Index-leading industries during the period included energy equipment and services, gas utilities, road and rail, and metals and mining. In contrast, industries such as thrift and mortgage finance, automobiles, health care providers, and diversified financials were among the period’s worst performers.

Management Discussion

•                  The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks that seeks to exceed the total performance of the S&P 500 Stock Index.(1) Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing S&P 500 Index call options on substantially the full value of the holdings of common stocks. During the six months ended June 30, 2008, the Fund continued to provide shareholders with attractive quarterly distributions.

•                  At net asset value (NAV), the Fund outperformed a comparative index, the S&P 500 Index, while underperforming the CBOE S&P 500 Buy-Write Index for the six months ended June 30, 2008.

Eaton Vance Tax-Managed Buy-Write income Fund

Total Return Performance 12/31/07 – 6/30/08

	NYSE Symbol	ETB
	At Net Asset Value (NAV)	-6.88%
	At Market	1.64%
	S&P 500 Index(1)	-11.90%
	CBOE S&P 500 Buy-Write Index(1)	-5.89%
	Lipper Options Arbitrage/Options Strategies Average(1)	-7.90%
	Total Distributions per share	$0.90
Distribution Rate(2)	On NAV	10.30%
	On Market	10.70%

See page 3 for more performance information.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

In a continued volatile market environment, the Fund’s market share price – like some other closed-end funds – traded at a discount to NAV, as investors responded with caution to increasing market volatility. At June 30, 2008, the discount was 3.7%. At June 30, 2008, the Fund maintained a diversified portfolio, with investments in industries throughout the U.S. economy that tracked the S&P 500 Stock Index.(1) Among the Fund’s common stock holdings, its largest common stock sector allocations at June 30 were information technology, energy, financials, industrials and health care.

•                  At June 30, 2008, the Fund had written call options on 99.8% of its equity holdings. The Fund seeks current earnings from option premiums, which may vary with investors’ expectation of the future volatility of the underlying asset. The first six months of 2008 witnessed continued higher levels of volatility in the equity markets. Surging oil prices and continued softness in the housing sector coupled with concerns about regional banks and an increasing anxiety about a possible recession led to dismal equity performance in the first half of the year. While there were fits and starts in the first four months of the year, “implied volatility”, or the expectation of future volatility, spiked almost 50% in the last six weeks of the second quarter as the broad market averages, measured by the S&P 500 Index, declined 10%. This resulted in a significant boost to option premiums, which provided a positive benefit to the Fund. Of course, in future periods of strong market growth, this strategy may lessen returns relative to the market.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

FUND PERFORMANCE

Fund Performance

NYSE Symbol	ETB
Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	1.64%
One Year	-8.91
Life of Fund (4/29/05)	5.01

Average Annual Total Returns (at net asset value)
Six Months	-6.88%
One Year	-5.63
Life of Fund (4/29/05)	6.28

Fund Composition

Top Ten Holdings(1)

By Total investments

Exxon Mobil Corp.	4.7%
General Electric Co.	2.7
Chevron Corp.	2.4
Microsoft Corp.	2.4
Procter & Gamble Co.	2.1
International Business Machines Corp.	2.0
Johnson & Johnson	1.6
ConocoPhillips	1.6
Wal-Mart Stores, Inc.	1.5
Google, Inc., Class A	1.5

(1)

Top Ten Holdings represented 22.5% of the Fund’s total investments as of 6/30/08. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 6/30/08. Excludes cash equivalents.

Sector Weightings(2)

By total investments

(2)	Reflects the Fund’s total investments as of 6/30/08. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 6/30/08. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with al distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.9%
Security	Shares	Value
Aerospace & Defense — 2.7%
Boeing Co. (The)	34,365	$2,258,468
Honeywell International, Inc.	66,929	3,365,190
Northrop Grumman Corp.	20,111	1,345,426
Rockwell Collins, Inc.	37,088	1,778,741
United Technologies Corp.	48,521	2,993,746
		$11,741,571
Air Freight & Logistics — 0.8%
CH Robinson Worldwide, Inc.	6,745	$369,896
Expeditors International of Washington, Inc.	2,238	96,234
United Parcel Service, Inc., Class B	47,774	2,936,668
		$3,402,798
Beverages — 3.4%
Anheuser-Busch Cos., Inc.	59,242	$3,680,113
Coca-Cola Co. (The)	111,894	5,816,250
PepsiCo, Inc.	81,530	5,184,493
		$14,680,856
Biotechnology — 1.2%
Amylin Pharmaceuticals, Inc.(1)	9,086	$230,694
Biogen Idec, Inc.(1)	18,600	1,039,554
Celgene Corp.(1)	26,648	1,702,008
Cephalon, Inc.(1)	10,226	681,972
Enzon Pharmaceuticals, Inc.(1)	27,239	193,942
Progenics Pharmaceuticals, Inc.(1)	94,287	1,496,335
		$5,344,505
Building Products — 0.1%
Masco Corp.	33,059	$520,018
		$520,018
Capital Markets — 3.3%
American Capital Strategies, Ltd.	72,175	$1,715,600
Bank of New York Mellon Corp. (The)	82,529	3,122,072
E*Trade Financial Corp.(1)	291,196	914,355
Federated Investors, Inc., Class B	32,602	1,122,161
Franklin Resources, Inc.	23,936	2,193,734
Goldman Sachs Group, Inc.	5,379	940,787
Invesco PLC ADR	54,842	1,315,111

Security	Shares	Value
Capital Markets (continued)
Lehman Brothers Holdings, Inc.	24,245	$480,293
Merrill Lynch & Co., Inc.	19,389	614,825
Morgan Stanley	49,306	1,778,467
		$14,197,405
Chemicals — 2.1%
E.I. Du Pont de Nemours & Co.	73,387	$3,147,568
Eastman Chemical Co.	27,979	1,926,634
Monsanto Co.	17,320	2,189,941
Rohm and Haas Co.	35,884	1,666,453
		$8,930,596
Commercial Banks — 2.4%
BB&T Corp.	91,133	$2,075,098
Fifth Third Bancorp	206,211	2,099,228
KeyCorp	109,336	1,200,509
Marshall & Ilsley Corp.	8,458	129,661
U.S. Bancorp	83,033	2,315,790
Wells Fargo & Co.	82,804	1,966,595
Zions Bancorporation	19,812	623,880
		$10,410,761
Commercial Services & Supplies — 1.7%
Avery Dennison Corp.	47,685	$2,094,802
Pitney Bowes, Inc.	44,333	1,511,755
RR Donnelley & Sons Co.	55,489	1,647,468
Waste Management, Inc.	51,616	1,946,439
		$7,200,464
Communications Equipment — 3.5%
Cisco Systems, Inc.(1)	237,947	$5,534,647
Corning, Inc.	105,686	2,436,062
Harris Corp.	30,013	1,515,356
Juniper Networks, Inc.(1)	32,078	711,490
Nokia Oyj ADR	29,005	710,623
QUALCOMM, Inc.	87,526	3,883,529
Research In Motion, Ltd.(1)	948	110,821
		$14,902,528
Computer Peripherals — 4.3%
Apple, Inc.(1)	37,291	$6,244,005
Hewlett-Packard Co.	53,280	2,355,509

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Computer Peripherals (continued)
International Business Machines Corp.	70,301	$8,332,778
Palm, Inc.	18,656	100,556
Seagate Technology	66,365	1,269,562
		$18,302,410
Construction Materials — 0.4%
Vulcan Materials Co.	28,398	$1,697,632
		$1,697,632
Consumer Finance — 0.4%
American Express Co.	47,841	$1,802,170
Student Loan Corp.	633	62,085
		$1,864,255
Distributors — 0.4%
Genuine Parts Co.	38,043	$1,509,546
		$1,509,546
Diversified Consumer Services — 0.1%
H&R Block, Inc.	28,930	$619,102
		$619,102
Diversified Financial Services — 3.4%
Bank of America Corp.	185,763	$4,434,163
Citigroup, Inc.	193,848	3,248,893
IntercontinentalExchange, Inc.(1)	5,967	680,238
JPMorgan Chase & Co.	157,459	5,402,418
Moody's Corp.	25,547	879,839
		$14,645,551
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	186,704	$6,290,058
Citizens Communications Co.	121,897	1,382,312
Fairpoint Communciations, Inc.	3,051	21,998
Verizon Communications, Inc.	152,166	5,386,676
Windstream Corp.	142,907	1,763,472
		$14,844,516
Electric Utilities — 0.5%
Duke Energy Corp.	123,997	$2,155,068
Exelon Corp.	465	41,831

Security	Shares	Value
Electric Utilities (continued)
Pinnacle West Capital Corp.	1,491	$45,878
Progress Energy, Inc.	2,830	118,379
		$2,361,156
Electrical Equipment — 0.8%
Emerson Electric Co.	72,907	$3,605,251
		$3,605,251
Energy Equipment & Services — 3.6%
BJ Services Co.	286	$9,135
Diamond Offshore Drilling, Inc.	17,338	2,412,409
Halliburton Co.	84,017	4,458,782
National-Oilwell Varco, Inc.(1)	8,558	759,266
Noble Corp.	49,017	3,184,144
Schlumberger, Ltd.	36,923	3,966,638
Transocean, Inc.(1)	3,212	489,477
		$15,279,851
Food & Staples Retailing — 2.6%
CVS Caremark Corp.	106,893	$4,229,756
SUPERVALU, Inc.	8,915	275,384
Wal-Mart Stores, Inc.	116,937	6,571,859
		$11,076,999
Food Products — 1.0%
ConAgra Foods, Inc.	27,892	$537,758
Hershey Co. (The)	65,103	2,134,076
Kraft Foods, Inc., Class A	50,448	1,435,246
		$4,107,080
Gas Utilities — 0.1%
Nicor, Inc.	14,401	$613,339
		$613,339
Health Care Equipment & Supplies — 2.0%
Baxter International, Inc.	61,364	$3,923,614
Boston Scientific Corp.(1)	37,341	458,921
Medtronic, Inc.	54,884	2,840,247
St. Jude Medical, Inc.(1)	21,128	863,713
Zimmer Holdings, Inc.(1)	4,483	305,068
		$8,391,563

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Health Care Providers & Services — 1.7%
Express Scripts, Inc.(1)	14,298	$896,771
Health Management Associates, Inc., Class A(1)	26,278	171,070
Laboratory Corp. of America Holdings(1)	9,283	646,375
McKesson Corp.	39,374	2,201,400
Medco Health Solutions, Inc.(1)	59,813	2,823,174
Omnicare, Inc.	3,493	91,586
Quest Diagnostics, Inc.	11,070	536,563
		$7,366,939
Hotels, Restaurants & Leisure — 1.4%
Carnival Corp., Unit	38,610	$1,272,586
International Game Technology	26,759	668,440
McDonald's Corp.	35,972	2,022,346
Starwood Hotels & Resorts Worldwide, Inc.	17,410	697,619
Yum! Brands, Inc.	35,271	1,237,659
		$5,898,650
Household Durables — 0.3%
D.R. Horton, Inc.	89,029	$965,965
KB HOME	14,126	239,153
		$1,205,118
Household Products — 2.1%
Procter & Gamble Co.	149,558	$9,094,622
		$9,094,622
Industrial Conglomerates — 2.7%
General Electric Co.	436,819	$11,658,699
		$11,658,699
Insurance — 3.5%
ACE, Ltd.	2,587	$142,518
Allstate Corp. (The)	25,486	1,161,907
American International Group, Inc.	106,169	2,809,232
AON Corp.	26,775	1,230,044
Cincinnati Financial Corp.	23,212	589,585
Lincoln National Corp.	45,328	2,054,265
MBIA Inc.	61,458	269,801
MetLife, Inc.	26,281	1,386,848
PartnerRe, Ltd.	5,273	364,523
Principal Financial Group, Inc.	21,531	903,656
Prudential Financial, Inc.	35,186	2,102,012

Security	Shares	Value
Insurance (continued)
Travelers Companies, Inc. (The)	37,065	$1,608,621
XL Capital Ltd., Class A	30,415	625,332
		$15,248,344
Internet Software & Services — 2.5%
Akamai Technologies, Inc.(1)	25,563	$889,337
eBay, Inc.(1)	30,623	836,927
Google, Inc., Class A(1)	12,355	6,503,919
VeriSign, Inc.(1)	47,053	1,778,603
Yahoo!, Inc.(1)	40,435	835,387
		$10,844,173
IT Services — 0.9%
Automatic Data Processing, Inc.	37,355	$1,565,175
Broadridge Financial Solutions, Inc.	2,175	45,784
Cognizant Technology Solutions Corp.(1)	23,682	769,902
MasterCard, Inc., Class A	1,189	315,703
Metavante Technologies, Inc.(1)	2,819	63,766
Paychex, Inc.	41,638	1,302,437
		$4,062,767
Leisure Equipment & Products — 0.5%
Mattel, Inc.	122,171	$2,091,568
		$2,091,568
Life Sciences Tools & Services — 0.1%
Applera Corp.- Applied Biosystems Group	4,920	$164,722
Thermo Fisher Scientific, Inc.(1)	8,409	468,634
		$633,356
Machinery — 1.5%
AGCO Corp.(1)	7,735	$405,391
Caterpillar, Inc.	29,204	2,155,839
Deere & Co.	13,402	966,686
Eaton Corp.	24,497	2,081,510
Parker Hannifin Corp.	13,525	964,603
		$6,574,029
Media — 1.7%
Central European Media Enterprises, Ltd., Class A(1)	1,062	$96,143
Clear Channel Communications, Inc.	24,942	877,958

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Media (continued)
Comcast Corp., Class A	29,170	$553,355
DIRECTV Group (The), Inc.(1)	23,697	613,989
Interpublic Group of Cos., Inc.(1)	54,079	465,079
Meredith Corp.	4,689	132,652
Walt Disney Co.	142,725	4,453,020
		$7,192,196
Metals & Mining — 1.3%
Alcoa, Inc.	42,478	$1,513,066
Freeport-McMoRan Copper & Gold, Inc., Class B	16,583	1,943,362
Nucor Corp.	25,889	1,933,132
Teck Cominco, Ltd., Class B	1,893	90,769
		$5,480,329
Multiline Retail — 0.8%
Big Lots, Inc.(1)	42,909	$1,340,477
Macy's, Inc.	35,255	684,652
Nordstrom, Inc.	30,006	909,182
Saks, Inc.(1)	30,588	335,856
		$3,270,167
Multi-Utilities — 3.6%
Ameren Corp.	46,293	$1,954,953
CenterPoint Energy, Inc.	17,504	280,939
CMS Energy Corp.	104,738	1,560,596
Consolidated Edison, Inc.	5,156	201,548
Dominion Resources, Inc.	72,440	3,440,176
DTE Energy Co.	4,649	197,304
Integrys Energy Group, Inc.	10,554	536,460
NiSource, Inc.	33,475	599,872
NorthWestern Corp.	35,741	908,536
Public Service Enterprise Group, Inc.	67,968	3,121,770
TECO Energy, Inc.	110,189	2,367,962
Xcel Energy, Inc.	12,009	241,021
		$15,411,137
Oil, Gas & Consumable Fuels — 12.2%
Chevron Corp.	104,155	$10,324,885
ConocoPhillips	71,691	6,766,914
EOG Resources, Inc.	26,676	3,499,891
Exxon Mobil Corp.	228,370	20,126,248
Hess Corp.	21,226	2,678,509
Occidental Petroleum Corp.	26,678	2,397,285

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	30,355	$1,250,019
Williams Cos., Inc.	85,734	3,455,938
XTO Energy, Inc.	28,985	1,985,762
		$52,485,451
Paper and Forest Products — 0.3%
Louisiana-Pacific Corp.	51,977	$441,285
MeadWestvaco Corp.	33,483	798,235
		$1,239,520
Personal Products — 0.4%
Alberto-Culver Co.	43,605	$1,145,503
Estee Lauder Cos., Inc., Class A	8,436	391,852
		$1,537,355
Pharmaceuticals — 6.1%
Abbott Laboratories	83,874	$4,442,806
Bristol-Myers Squibb Co.	151,729	3,114,996
Eli Lilly & Co.	30,507	1,408,203
Johnson & Johnson	107,999	6,948,656
Merck & Co., Inc.	110,756	4,174,394
Pfizer, Inc.	292,562	5,111,058
Schering-Plough Corp.	40,205	791,636
Wyeth	6,025	288,959
		$26,280,708
Real Estate Investment Trusts (REITs) — 0.8%
Developers Diversified Realty Corp.	4,582	$159,041
Plum Creek Timber Co., Inc.	15,428	658,930
Simon Property Group, Inc.	29,775	2,676,475
		$3,494,446
Real Estate Management & Development — 0.0%
Forestar Real Estate Group, Inc.(1)	6,935	$132,112
		$132,112
Road & Rail — 0.8%
CSX Corp.	22,133	$1,390,174
Norfolk Southern Corp.	17,421	1,091,774
Union Pacific Corp.	11,160	842,580
		$3,324,528

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.9%
Analog Devices, Inc.	36,552	$1,161,257
Applied Materials, Inc.	126,068	2,406,638
Broadcom Corp., Class A(1)	10,055	274,401
Intel Corp.	143,522	3,082,853
KLA-Tencor Corp.	32,861	1,337,771
Linear Technology Corp.	5,661	184,379
MEMC Electronic Materials, Inc.(1)	27,234	1,675,980
Microchip Technology, Inc.	73,034	2,230,458
		$12,353,737
Software — 3.3%
Adobe Systems, Inc.(1)	32,525	$1,281,160
Microsoft Corp.	366,393	10,079,471
Oracle Corp.(1)	121,046	2,541,966
Quest Software, Inc.(1)	17,700	262,137
		$14,164,734
Specialty Retail — 1.2%
Best Buy Co., Inc.	19,679	$779,288
Home Depot, Inc.	96,589	2,262,114
OfficeMax, Inc.	67,396	936,804
Sherwin-Williams Co. (The)	13,337	612,568
Tiffany & Co.	14,641	596,621
		$5,187,395
Textiles, Apparel & Luxury Goods — 0.8%
Crocs, Inc.(1)	11,913	$95,423
Nike, Inc., Class B	47,448	2,828,375
VF Corp.	4,266	303,654
		$3,227,452
Thrifts & Mortgage Finance — 0.6%
Federal National Mortgage Association	83,316	$1,625,495
Freddie Mac	25,574	419,414
Guaranty Financial Group, Inc.(1)	6,935	37,241
Sovereign Bancorp, Inc.	95,547	703,226
		$2,785,376

Security	Shares	Value
Tobacco — 1.6%
Altria Group, Inc.	60,561	$1,245,134
Philip Morris International, Inc.	67,621	3,339,801
Reynolds American, Inc.	6,000	280,020
UST, Inc.	32,881	1,795,631
		$6,660,586
Total Common Stocks (identified cost $391,311,606)		$429,155,247
Total Investments — 99.9% (identified cost $391,311,606)		$429,155,247
Covered Call Options Written — (0.2)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	635	$1,345	7/19/08	$(215,900)
S&P 500 Index	1,850	1,350	7/19/08	(518,000)
S&P 500 Index	754	1,370	7/19/08	(86,710)
S&P 500 Index	108	1,375	7/19/08	(9,180)

Total Covered Call Options Written (premiums received $8,357,351)	$(829,790)
Other Assets, Less Liabilities — 0.3%	$1,308,280
Net Assets — 100.0%	$429,633,737

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2008

Assets
Investments, at value (identified cost, $391,311,606)	$429,155,247
Cash	947,653
Dividends and interest receivable	840,945
Tax reclaims receivable	837
Total assets	$430,944,682
Liabilities
Written options outstanding, at value (premiums received, $8,357,351)	$829,790
Payable to affiliate for investment adviser fee	365,967
Payable to affiliate for Trustees' fees	142
Accrued expenses	115,046
Total liabilities	$1,310,945
Net Assets	$429,633,737
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 24,581,806 shares issued and outstanding	$245,818
Additional paid-in capital	394,929,911
Accumulated undistributed net realized gain (computed on the basis of identified cost)	7,893,448
Accumulated distributions in excess of net investment income	(18,806,642)
Net unrealized appreciation (computed on the basis of identified cost)	45,371,202
Net Assets	$429,633,737
Net Asset Value
($429,633,737 ÷ 24,581,806 common shares issued and outstanding)	$17.48

Statement of Operations

For the Six Months Ended
June 30, 2008

Investment Income
Dividends (net of foreign taxes, $3,685)	$5,704,514
Interest	21,472
Total investment income	$5,725,986
Expenses
Investment adviser fee	$2,246,650
Trustees' fees and expenses	4,210
Custodian fee	115,766
Printing and postage	30,680
Legal and accounting services	24,103
Transfer and dividend disbursing agent fees	14,812
Miscellaneous	4,680
Total expenses	$2,440,901
Net investment income	$3,285,085
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(14,666,512)
Written options	24,064,354
Disposal of investments in violation of restrictions and net increase from payments by affiliate	0
Net realized gain	$9,397,842
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(52,581,759)
Written options	6,023,190
Net change in unrealized appreciation (depreciation)	$(46,558,569)
Net realized and unrealized loss	$(37,160,727)
Net decrease in net assets from operations	$(33,875,642)

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
From operations — Net investment income	$3,285,085	$5,659,187
Net realized gain from investment transactions, written options, and disposal of investments in violation of restrictions and net increase from payments by affiliate	9,397,842	16,466,278
Net change in unrealized appreciation (depreciation) of investments and written options	(46,558,569)	8,246,852
Net increase (decrease) in net assets from operations	$(33,875,642)	$30,372,317
Distributions — From net investment income	$(22,123,625)*	$(5,614,168)
From net realized gain	—	(17,022,122)
Tax return of capital	—	(21,585,564)
Total distributions	$(22,123,625)	$(44,221,854)
Capital share transactions —
Reinvestment of distributions	$—	$727,992
Total increase in net assets from capital share transactions	$—	$727,992
Net decrease in net assets	$(55,999,267)	$(13,121,545)
Net Assets
At beginning of period	$485,633,004	$498,754,549
At end of period	$429,633,737	$485,633,004
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(18,806,642)	$31,898

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2008		Year Ended December 31,		Period Ended
	(Unaudited)		2007	2006	December 31, 2005(1)
Net asset value — Beginning of period	$19.760		$20.320	$19.400	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$0.134		$0.230	$0.226	$0.140
Net realized and unrealized gain (loss)	(1.514)		1.010	2.496	1.088
Total income (loss) from operations	$(1.380)		$1.240	$2.722	$1.228
Less distributions
From net investment income	$(0.900	)*	$(0.228)	$(0.226)	$(0.138)
From net realized gain	—		(0.693)	(0.078)	(0.138)
Tax return of capital	—		(0.879)	(1.496)	(0.624)
Total distributions	$(0.900)		$(1.800)	$(1.800)	$(0.900)
Offering costs charged to paid-in capital(3)	$—		$—	$(0.002)	$(0.028)
Net asset value — End of period	$17.480		$19.760	$20.320	$19.400
Market value — End of period	$16.830		$17.430	$21.100	$18.160
Total Investment Return on Net Asset Value(4)	(6.88	)%(5)(9)	6.62%	14.88%	6.35	%(6)(9)
Total Investment Return on Market Value(4)	1.64	%(5)(9)	(9.43)%	27.44%	(0.45	)%(6)(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$429,634		$485,633	$498,755	$475,816
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.09	%(8)	1.11%	1.10%	1.11	%(8)
Net investment income	1.46	%(8)	1.15%	1.15%	1.06	%(8)
Portfolio Turnover	23	%(9)	35%	20%	10	%(9)

(1)  For the period from the start of business, April 29, 2005, to December 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  During the six months ended June 30, 2008, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)  Excludes the effect of custody fee credits, if any, of less than 0.005%

(8)  Annualized.

(9)  Not annualized.

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing S&P 500 index call options with respect to a substantial portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2008, the amount of distributions estimated to be a tax return of capital was approximately $16,206,000. The final determination of tax characteristics of the Fund's distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment adviser services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the six months ended June 30, 2008, the adviser fee amounted to $2,246,650. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund's options strategy to Rampart Investment Management

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Company (Rampart). EVM pays Parametric and Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

During the six months ended June 30, 2008, the Fund realized a loss of $14,707 due to the sale of an investment security not meeting investment guidelines, and was reimbursed for such loss by Parametric.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $111,024,438 and $104,376,336, respectively, for the six months ended June 30, 2008.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended June 30, 2008. Common shares issued pursuant to the Fund's dividend reinvestment plan for the year ended December 31, 2007 were 36,304.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$391,279,731
Gross unrealized appreciation	$70,666,958
Gross unrealized depreciation	(32,791,442)
Net unrealized appreciation	$37,875,516

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at June 30, 2008 is included in the Portfolio of Investments.

Written call options activity for the six months ended June 30, 2008 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	3,239	$7,157,841
Options written	19,831	45,956,755
Options terminated in closing purchase transactions	(19,723)	(44,757,245)
Outstanding, end of period	3,347	$8,357,351

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2008, the inputs used in valuing the Fund's investments, which are carried at value, were as follows:

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$429,155,247	$(829,790)
Level 2	Other Significant Observable Inputs	—	—
Level 3	Significant Unobservable Inputs	—	—
	Total	$429,155,247	$(829,790)

*  Other financial instruments include written call options, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

9  Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 25, 2008. The following action was taken by the shareholders of the Fund:

Item 1: The election of Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a one-year term expiring in 2009, the election of Heidi L. Steiger as a Class II Trustee of the Fund for a two-year term expiring in 2010 and the election of Norton H. Reamer, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2011:

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	22,303,678	267,645
Allen R. Freedman	22,308,061	263,262
Norton H. Reamer	22,311,869	259,454
Heidi L. Steiger	22,298,770	272,553
Lynn A. Stout	22,310,294	261,029
Ralph F. Verni	22,310,831	260,492

Eaton Vance Tax-Managed Buy-Write Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Managed Buy-Write Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2008, our records indicate that there are 22 registered shareholders and approximately 19,937 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETB.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Buy-Write Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreements with Parametric Portfolio Associates, LLC ("PPA") and Rampart Investment Management Company, Inc. ("Rampart," and with PPA, the "Sub-advisers") including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S&P 500 Index. With respect to PPA, the Board noted PPA's experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. In light of the Fund's relatively brief operating history, the Board concluded that additional time was required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its roles as a sub-adviser not affiliated with the Adviser, Rampart's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President and Trustee
Michael R. Mach
Vice President
Judith A. Saryan
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Chief Legal Officer and Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator of
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Income Fund
Parametric Portfolio Associates, LLC

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Managed Buy-Write Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2427-8/08  CE-TMBWISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 8, 2008

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 8, 2008